UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

Eagle Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2024 (the “Effective Date”), Eagle Pharmaceuticals, Inc. (the “Company”) and Curia Global, Inc., f/k/a Albany Molecular Research, Inc. (“AMRI”) and Curia New Mexico, LLC (together with AMRI, “Curia”) entered into a Settlement Agreement and Release (“Settlement Agreement”) relating to the settlement of all their claims and counterclaims in Curia Global, Inc. v. Eagle Pharmaceuticals, Inc., AAA Case No. 01-23-0000-2937, American Arbitration Association (the “AAA Arbitration”), and Curia Global, Inc. v. Eagle Pharmaceuticals, Inc., Index No. 651064/2023, Supreme Court of the State of New York, County of New York (the “NY Court Action”) and other claims and disputes relating to these proceedings.

As previously disclosed, the AAA Arbitration relates to disputes arising from the parties’ Vasopressin Commercial Supply Agreement, dated April 15, 2018 (“Vasopressin CSA”), and the NY Court Action relates to disputes arising from the parties’ PEMFEXY® Master Development and Supply Agreement, dated March 26, 2021 (the “PEMFEXY® MSA”). The Company and Curia have agreed to a mutual release of all claims arising from or concerning the Vasopressin CSA (other than any future indemnity claims that may be asserted related to defects or product liability), or the allegations, claims or counterclaims in the AAA Arbitration or the NY Court Action, in addition to payment, covenants, representations and other terms, the material terms of which are summarized below. The parties’ releases are subject to the payment of the full settlement amount and the passage of a specified time period thereafter with no Events of Default (as described below). The Settlement Agreement provides that the settlement is not an admission of liability or wrongdoing by either party. The PEMFEXY® MSA remains in effect.

Pursuant to the Settlement Agreement, the Company agreed to pay Curia $26.5 million in accordance with the following payment schedule: $10.0 million within one business day of the Effective Date (paid on July 5, 2024); $10.0 million on or before February 17, 2025; and $6.5 million on or before July 7, 2025. In addition, Curia has filed a Stipulation of Discontinuance with Prejudice in the NY Court Action pursuant to the Settlement Agreement and the parties have agreed to take all other necessary steps to cause the prompt dismissal with prejudice of all claims in the NY Court Action, including the withdrawal of the appeal in the NY Court Action.The parties have jointly submitted a request to the arbitrators in the AAA Arbitration to issue a final award on consent recording the settlement.

Pursuant to the Settlement Agreement, an Event of Default occurs upon a failure by the Company to pay when due any of the settlement payments described above, and specified bankruptcy and insolvency events with respect to the Company.

The foregoing description of the material terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: expectations with respect to the Settlement Agreement, including the parties’ rights and obligations, including the release of claims, pursuant thereto and compliance therewith, and a final award consent related thereto; filings with the SEC and the timing and content thereof; the Nasdaq hearing process and the outcome thereof, including the potential to obtain any additional extensions or stays from Nasdaq and, if obtained, the duration thereof, and the Company’s ability to regain or maintain compliance with the Nasdaq Listing Rules or continue its listing on Nasdaq, the Company’s internal control over financial reporting and disclosure controls and procedures and related remediation, the expected restatement of financial statements, the time and effort required to complete the Company’s financial statements, and the Company’s expectations regarding its financial results. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial statements and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to comply with its obligations under its credit agreement or obtain further amendments or waivers thereto; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that Nasdaq may suspend and delist the Company’s securities; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the potential impacts thereof; the impacts of the post- COVID-19 environment and geopolitical factors such as the conflicts between Russia and Ukraine and Hamas and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance and may cause the Company’s actual results and outcomes to materially differ from its estimates, projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2024

EAGLE PHARMACEUTICALS, INC.

By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer